EXHIBIT 1

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Nomura Securities International, Inc.        (212) 667-1545
Commercial Mortgage-Backed Securities
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              MEGADEAL (SM) VI - $896,300,000
                 COLLATERAL TERM SHEET
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

   LOAN
   NAME        PROPERTY              ADDRESS                      CITY           STATE         ZIP
-------------------------------------------------------------------------------------------------------
1  Columbia    Melville Marriott     1350 Old Walt Whitman Road   Melville       New York      11747
   Sussex II

2  Columbia    Radisson Hotel        128 Frontage Road            Newark         New Jersey    07114
   Sussex II   Newark Airport

3  Columbia    Radisson Hotel        5555 Hazeltine               Orlando        Florida       32812
   Sussex II   Orlando Airport       National Drive

4  Columbia    Radisson Hotel        Cinncinnati Airport          Boone County   Kentucky      45275
   Sussex II   Cincinnati Airport

5  Columbia    Holiday Inn           3317 Fern Valley Road        Louisville     Kentucky      40213
   Sussex II   Louisville S. Airport

6  Columbia    Holiday Inn           26555 Telegraph Road         Southfield     Michigan      48034
   Sussex II   Southfield (Detroit)

7  Columbia    Best Western          5565 West Irlo               Kissimmee      Florida       34746
   Sussex II   Eastgate              Bronson Parkway

8  Columbia    Radisson Lake Buena   8686 Palm Parkway            Vista Centre   Florida       32836
   Sussex II   Vista

9  Columbia    Radisson Hotel        808 South 20th Street        Birmingham     Alabama       35205
   Sussex II   Central Birmingham

10 Columbia    Holiday Inn Itasca    860 Irving Park Road W.      Itasca         Illinois      60143
   Sussex II

11 Columbia    Holiday Inn           383 East Leffel Lane         Springfield    Ohio          45505
   Sussex II   Springfield

12 Columbia    Holiday Inn Glen      1250 Roosevelt Road          Glen Ellyn     Illinois      60137
   Sussex II   Ellyn

1  HGI II      Lake Elsinore Outlet  17600 Collier Avenue         Lake Elsinore  California    92530
               Center

2  HGI II      Southwest Outlet      104 Interstate Highway 35    Hillsboro      Texas         76645
               Center

3  HGI II      Chesapeake Village    441 Outlet Center Road       Queenstown     Maryland      21658

4  HGI II      Tracy Outlet Center   1005 Pescadero Avenue        Tracy          California    95376

5  HGI II      Pismo Beach Outlet    333 Five Cities Drive        Pismo Beach    California    93449
               Center

1  MHP II      New Orleans Marriott  555 Canal Street             New Orleans    Louisiana     70140

2  MHP II      San Antonio Marriott  101 Bowie Street             San Antonio    Texas         78205

3  MHP II      Santa Clara Marriott  2700 Mission College Blvd.   Santa Clara    California    95052

4  MHP II      San Ramon Marriott    2600 Bishop Drive            San Ramon      California    94583

1  Palmer Sq.  Palmer Square                                      Princeton      New Jersey    08542

1  Prime       Grove City Factory    Exit 31 and I-79             Grove City     Pennsylvania
   Retail      Outlet Center

2  Prime       San Marcos Factory    3939 Interstate Highway 35   San Marcos     Texas
   Retail      Shops

3  Prime       Castle Rock Factory   5050 Factory Shops Boulevard    Castle Rock     Colorado
   Retail      Shops

4  Prime       Gulf Coast Factory    NE I-75 and US H-way 301        Ellenton        Florida
   Retail

5  Prime       Ohio Factory Shops    NEQ I-71 and US H-way 35        Jeffersonville  Ohio
   Retail

6  Prime       Loveland              5661 McWhinney Boulevard        Loveland        Colorado
   Retail

7  Prime       Magnolia Bluff        Interstate 95 & GA 251          Darien          Georgia
   Retail

8  Prime       Gainesville Shops     4321 Interstate 35 North        Gainesville     Texas
   Retail

9  Prime       Gulfport Shops        Interstate 10 & Route 49        Gulfport        Mississippi
   Retail

10 Prime       HuntleyShops          Interstate 90 & Route 47        Huntley         Illinois
   Retail

11 Prime       Florida Keys          250 East Palm Drive             Flordia City    Florida
   Retail

12 Prime       KC Factory Center     1306 West Old Highway 40        Odessa          Missouri
   Retail

13 Prime       Indiana Factory       Rt. 67 and I-State 69           Daleville       Indiana
   Retail

14 Prime       Nebraska Crossing     14333 S. Highway 31 and US 80   Gretna          Nebraska
   Retail

15 Prime       Coral Isle Factory    7222 Isle of Capri Road         Naples          Florida
   Retail                            (Rt. 951)

16 Prime       Triangle Factory      1001 Airport Boulevard          Morrisville     N. Carolina
   Retail

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[LOGO] NOMURA
11/19/96 DIRECT.DOC
    /s/ BMF  S-24
    /s/ RP S-8

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral
Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities
International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities.
Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. All appraised values were obtained from appraisals conducted within the past year.